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                                                                 EXHIBIT 10.2.30

                                   ROHR, INC.
                          SUPPLEMENTAL RETIREMENT PLAN
                              THIRTIETH AMENDMENT



Pursuant to Article 6, this amendment to the Supplemental Retirement Plan is hereby adopted:

1. Pursuant to the provisions of Section 1.02, Ron Miller is declared to remain eligible as a Participant under the Plan until July 1, 1999, and will also be deemed eligible to take normal retirement on such date.

2.   In all other respects, the Plan is hereby ratified and confirmed.

     IN WITNESS WHEREOF, Rohr, Inc., has caused its duly authorized officers to execute this Amendment on the 26th day of July 1995.


                                    ROHR, INC.



                                    BY:  /s/ R. W. Madsen
                                       ------------------------------
                                         R. W. Madsen
                                         Vice President, General Counsel
                                         and Secretary